FIDELITY(REGISTERED TRADEMARK)
EXCHANGE
FUND

SEMIANNUAL REPORT
JUNE 30, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             6   The manager's review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    8   A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           9   A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  15  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 19  Notes to the financial
                          statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-6666 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE

(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

In stark contrast to the final six months of 1999, most major equity market indexes posted negative returns for the first half of 2000, due mainly to a correction in the technology sector during the second quarter. The majority of bond markets - with the notable exception of high yield - fared better, as Treasuries and non-Treasuries alike benefited as a haven from the volatility of stocks and riskier investment alternatives.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JUNE 30, 2000     PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY EXCHANGE               1.06%          2.96%        145.37%       323.00%

S&P 500 (registered trademark)  -0.42%         7.25%        190.84%       414.73%

Growth & Income Funds Average   -0.47%         2.15%        127.55%       284.77%


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth & income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 1,007 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 2000      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY EXCHANGE                2.96%        19.66%        15.51%

S&P 500                          7.25%        23.80%        17.80%

Growth & Income Funds Average    2.15%        17.45%        14.14%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Exchange                    S&P 500
             00033                       SP001
  1990/06/30      10000.00                    10000.00
  1990/07/31       9933.04                     9968.00
  1990/08/31       9100.80                     9066.89
  1990/09/30       8677.51                     8625.34
  1990/10/31       8609.35                     8588.25
  1990/11/30       9153.41                     9143.05
  1990/12/31       9431.14                     9398.14
  1991/01/31       9741.54                     9807.90
  1991/02/28      10459.18                    10509.16
  1991/03/31      10741.02                    10763.48
  1991/04/30      10705.02                    10789.32
  1991/05/31      11171.86                    11255.41
  1991/06/30      10627.02                    10739.92
  1991/07/31      11169.61                    11240.40
  1991/08/31      11408.25                    11506.79
  1991/09/30      11190.96                    11314.63
  1991/10/31      11405.74                    11466.25
  1991/11/30      11049.04                    11004.16
  1991/12/31      12394.11                    12263.03
  1992/01/31      12123.29                    12034.94
  1992/02/29      12335.62                    12191.39
  1992/03/31      12099.13                    11953.66
  1992/04/30      12325.45                    12305.10
  1992/05/31      12400.46                    12365.39
  1992/06/30      12087.79                    12181.15
  1992/07/31      12651.96                    12679.36
  1992/08/31      12483.61                    12419.43
  1992/09/30      12535.01                    12565.98
  1992/10/31      12648.10                    12609.96
  1992/11/30      13033.64                    13039.96
  1992/12/31      12974.72                    13200.35
  1993/01/31      12873.72                    13311.24
  1993/02/28      12913.07                    13492.27
  1993/03/31      13209.50                    13776.96
  1993/04/30      12951.11                    13443.55
  1993/05/31      13280.33                    13803.84
  1993/06/30      13288.95                    13843.87
  1993/07/31      13042.29                    13788.50
  1993/08/31      13518.37                    14311.08
  1993/09/30      13405.65                    14200.89
  1993/10/31      13807.46                    14494.84
  1993/11/30      13616.50                    14357.14
  1993/12/31      13823.31                    14530.86
  1994/01/31      14046.49                    15024.91
  1994/02/28      13717.79                    14617.74
  1994/03/31      13156.14                    13980.40
  1994/04/30      13378.09                    14159.35
  1994/05/31      13600.04                    14391.57
  1994/06/30      13256.01                    14038.97
  1994/07/31      13674.70                    14499.45
  1994/08/31      14264.44                    15093.93
  1994/09/30      14127.61                    14724.13
  1994/10/31      14499.78                    15055.42
  1994/11/30      14242.54                    14507.10
  1994/12/31      14467.10                    14722.24
  1995/01/31      14992.43                    15103.99
  1995/02/28      15506.38                    15692.59
  1995/03/31      15768.33                    16155.68
  1995/04/30      16273.61                    16631.47
  1995/05/31      16881.96                    17296.23
  1995/06/30      17239.63                    17698.02
  1995/07/31      17812.21                    18284.88
  1995/08/31      17614.12                    18330.78
  1995/09/30      18451.30                    19104.34
  1995/10/31      18532.27                    19036.14
  1995/11/30      19301.50                    19871.82
  1995/12/31      19642.37                    20254.55
  1996/01/31      20360.40                    20944.02
  1996/02/29      20680.02                    21138.17
  1996/03/31      20897.47                    21341.73
  1996/04/30      21147.03                    21656.31
  1996/05/31      21735.18                    22214.82
  1996/06/30      21866.52                    22299.46
  1996/07/31      20745.38                    21314.27
  1996/08/31      21179.42                    21763.79
  1996/09/30      22390.30                    22988.66
  1996/10/31      22637.48                    23622.68
  1996/11/30      24260.33                    25408.32
  1996/12/31      23767.66                    24904.98
  1997/01/31      25160.41                    26461.05
  1997/02/28      25422.86                    26668.50
  1997/03/31      24638.50                    25572.69
  1997/04/30      25980.55                    27099.38
  1997/05/31      27504.52                    28749.19
  1997/06/30      28863.40                    30037.16
  1997/07/31      30657.89                    32427.21
  1997/08/31      28594.83                    30610.64
  1997/09/30      30281.29                    32287.18
  1997/10/31      29721.64                    31208.79
  1997/11/30      31102.01                    32653.45
  1997/12/31      31927.93                    33214.11
  1998/01/31      32207.21                    33581.45
  1998/02/28      34163.64                    36003.35
  1998/03/31      35513.22                    37847.08
  1998/04/30      36047.62                    38227.82
  1998/05/31      35294.33                    37570.69
  1998/06/30      36188.28                    39096.81
  1998/07/31      35261.19                    38680.43
  1998/08/31      30800.24                    33088.01
  1998/09/30      32328.19                    35207.63
  1998/10/31      34972.90                    38071.42
  1998/11/30      36481.12                    40378.93
  1998/12/31      37911.96                    42705.56
  1999/01/31      38313.01                    44491.51
  1999/02/28      38035.48                    43108.71
  1999/03/31      39342.31                    44833.49
  1999/04/30      40559.18                    46569.89
  1999/05/31      40237.43                    45470.38
  1999/06/30      41083.04                    47993.98
  1999/07/31      40108.74                    46495.61
  1999/08/31      40448.83                    46265.46
  1999/09/30      38342.44                    44997.32
  1999/10/31      40436.57                    47844.75
  1999/11/30      40853.25                    48817.43
  1999/12/31      41857.51                    51692.78
  2000/01/31      40176.50                    49095.74
  2000/02/29      38347.85                    48166.35
  2000/03/31      41123.89                    52878.47
  2000/04/30      41426.87                    51287.35
  2000/05/31      41548.37                    50234.94
  2000/06/30      42300.30                    51473.23
IMATRL PRASUN   SHR__CHT 20000630 20000720 120442 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Exchange Fund on June 30, 1990. As the chart shows, by June 30, 2000, the value of the investment would have grown to $42,300 - a 323.00% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $51,473 - a 414.73% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER LARGE-CAP VALUE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER LARGE-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF JUNE 30, 2000, THE SIX MONTH, ONE YEAR, FIVE YEAR AND 10 YEAR CUMULATIVE TOTAL RETURNS FOR THE LIPPER LARGE-CAP VALUE FUNDS AVERAGE WERE, -1.65%, -0.93%, 130.65%, AND 301.03%, RESPECTIVELY; AND THE ONE YEAR, FIVE YEAR AND 10 YEAR AVERAGE ANNUAL TOTAL RETURNS WERE, -0.93%, 18.01%, AND 14.75%, RESPECTIVELY. THE SIX MONTH, ONE YEAR, FIVE YEAR AND 10 YEAR CUMULATIVE TOTAL RETURNS FOR THE LIPPER LARGE-CAP SUPERGROUP AVERAGE WERE, 1.12%, 13.48%, 176.32%, AND 374.41%, RESPECTIVELY; AND THE ONE
YEAR, FIVE YEAR AND 10 YEAR AVERAGE ANNUAL TOTAL RETURNS WERE 13.48%, 22.13%, 16.55%, RESPECTIVELY.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Historically, presidential election
years have been kind to investors.
The stock market - as measured
by the Dow Jones Industrial Average
- posted positive returns in every
election year but three in the past
60 years. At the outset of 2000, it
appeared that tradition would
continue, as the Dow, the Standard &
Poor's 500SM Index and the
NASDAQ Composite Index reached
record highs in the year's first
quarter. Beginning in mid-March,
however, a major correction in the
technology sector, coupled with
rampant inflation fears and several
interest-rate hikes by the Federal
Reserve Board, sparked a dramatic
decline in the equity markets, leaving
all of the aforementioned indexes
with negative returns by mid-year.
For the six months ending June 30,
2000, the Dow was down 8.42%,
the S&P 500(registered trademark) declined 0.42% and the tech-heavy NASDAQ index - which in 1999 set a record for the best one-year return of any major
U.S. market index - had a negative
2.44% return. Whether the equity
markets can rally during the second
half of the year remains to be seen,
but early indicators looked
promising. Technology took off
again in the final month of the
period, with the NASDAQ posting a
16.64% return in June. Also,
economic indicators suggested the
economy was finally slowing,
leaving many investors hopeful that
the Fed's series of rate hikes had
come to an end.

(photograph of Tim Heffernan)

An interview with Tim Heffernan, Portfolio Manager of Fidelity
Exchange Fund

Q. HOW DID THE FUND PERFORM, TIM?

A. For the six months that ended June 30, 2000, the fund posted a total return of 1.06%, outperforming the -0.42% return for the Standard & Poor's 500 Index and the -0.47% return for the growth & income funds average, as tracked by Lipper Inc. During the 12-month period that ended June 30, 2000, the fund returned 2.96%, trailing the 7.25% return of the S&P 500 index but ahead of the 2.15% return for the Lipper peer group.

Q. WHAT HELPED THE FUND OUTPERFORM THE INDEX AND PEER GROUP DURING THE SIX-MONTH PERIOD?

A. A significant boost to fund performance was the fund's overweighting in health, energy and consumer services stocks. The health sector rebounded after being out of favor for some time. Stocks such as American Home Products, Pfizer, Eli Lilly and Schering-Plough came to life as investors sought less-volatile stocks during a correction in technology shares in the spring. Similarly, the fund's overweighted stake in the downtrodden energy sector enhanced relative performance as oil prices hit historical highs during the period as a result of a supply shortage. Further, the fund's holdings in what were otherwise weak sectors - including basic industries and media and leisure - outperformed those of the index.

Q. WHAT OTHER FACTORS INFLUENCED PERFORMANCE?

A. Not owning stocks in several underperforming industries - namely real-estate construction and precious metals - allowed the fund to outdistance its benchmark. Conversely, the fund's underweighting in technology relative to the index was our biggest detractor. Specifically, the fund's underweighting in several semiconductor stocks - such as Intel, Applied Materials, Analog Devices and Texas Instruments - hurt the fund. However, we were rewarded for our overweighting in computer servicing and imaging provider Hewlett-Packard, as investors reacted positively to a number of the firm's new strategic alliances.

Q. WHAT OTHER STOCKS WERE TOP PERFORMERS?

A. Walt Disney, one of the fund's largest positions, was the second-largest contributor. Shares of the entertainment company rose steadily after several analysts upgraded the stock in March and April, and the company released a positive earnings report in May. The primary reason for strength in the stock was due to its media networks unit, particularly ABC, which won consistent ratings battles thanks to "Who Wants to Be a Millionaire." Positive research reports on a new drug to treat sepsis - a bacterial infection that leads to cardiovascular abnormalities - boosted Eli Lilly, while American Home Products rose on a stronger-than-expected earnings announcement. Shares of Pfizer rose briskly in the second half of the period on positive sentiment concerning the company's acquisition of Warner-Lambert.

Q. WHAT STOCKS DISAPPOINTED?

A. Weaker operating margins for telephone handsets compared to its competitors hurt the performance of Motorola, the fund's biggest underachiever. Additionally, shares of Procter & Gamble suffered from disappointing earnings, which were due in part to higher operating costs.

Q. WHAT'S YOUR OUTLOOK?

A. Much of the market's strength during the next six months will depend on the U.S. economy and the Federal Reserve Board's decisions regarding interest rates. At the end of the period, we began to see some economic reports that suggested a slowdown in the economy may be in its infant stage. If that slowdown is realized, the fund should be well-positioned to benefit from a broadening of the market due to our diversification across a variety of sectors.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.


INVESTMENT CHANGES





TOP TEN STOCKS AS OF JUNE 30,
2000

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

General Electric Co.            9.1                     8.6

Hewlett-Packard Co.             7.2                     6.6

Walt Disney Co.                 4.4                     3.3

American Express Co.            4.1                     4.4

Exxon Mobil Corp.               3.5                     3.8

Johnson & Johnson               3.2                     2.8

Bristol-Myers Squibb Co.        3.0                     3.3

McDonald's Corp.                2.7                     3.3

American Home Products Corp.    2.7                     1.7

Pfizer, Inc.                    2.6                     2.2

                                42.5                    40.0

TOP FIVE MARKET SECTORS AS OF
JUNE 30, 2000

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Health                          19.5                    16.8

Media & Leisure                 15.2                    15.2

Technology                      13.2                    12.7

Industrial Machinery &          10.8                    11.0
Equipment

Energy                          10.3                    10.0



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF JUNE 30, 2000 *                                       AS OF DECEMBER 31, 1999 **

Stocks                          97.5%                       Stocks                                 97.6%

Short-Term Investments and                                  Short-Term Investments and
Net Other Assets                 2.5%                       Net Other Assets                        2.4%

* FOREIGN INVESTMENTS            3.1%                       ** FOREIGN INVESTMENTS                  2.9%

Row: 1, Col: 1, Value: 97.5                                 Row: 1, Col: 1, Value: 97.59999999999999
Row: 1, Col: 2, Value: 0.0                                  Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                  Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                  Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                  Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                  Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                  Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 2.5                                  Row: 1, Col: 8, Value: 2.4







INVESTMENTS JUNE 30, 2000 (UNAUDITED)

Showing Percentage of Net Assets



COMMON STOCKS - 97.5%

                                 SHARES                          VALUE (NOTE 1)

AEROSPACE & DEFENSE - 1.1%

AEROSPACE & DEFENSE - 0.9%

United Technologies Corp.         53,344                         $ 3,140,628

DEFENSE ELECTRONICS - 0.2%

Raytheon Co.:

Class A                           1,913                           37,184

Class B                           35,627                          685,820

                                                                  723,004

TOTAL AEROSPACE & DEFENSE                                         3,863,632

BASIC INDUSTRIES - 1.3%

CHEMICALS & PLASTICS - 1.3%

Air Products & Chemicals,         95,268                          2,935,445
Inc.

Cabot Corp.                       53,400                          1,455,150

                                                                  4,390,595

DURABLES - 2.8%

AUTOS, TIRES, & ACCESSORIES -
1.9%

Dana Corp.                        80,670                          1,709,196

Delphi Automotive Systems         18,280                          266,203
Corp.

General Motors Corp.              19,671                          1,142,147

SPX Corp.                         27,908                          3,375,124

                                                                  6,492,670

CONSUMER DURABLES - 0.7%

Minnesota Mining &                30,000                          2,475,000
Manufacturing Co.

CONSUMER ELECTRONICS - 0.2%

General Motors Corp. Class H      6,905                           605,914
(a)

TOTAL DURABLES                                                    9,573,584

ENERGY - 10.3%

ENERGY SERVICES - 3.1%

Halliburton Co.                   132,094                         6,233,186

Schlumberger Ltd. (NY Shares)     53,568                          3,997,512

Transocean Sedco Forex, Inc.      10,370                          554,147

                                                                  10,784,845

OIL & GAS - 7.2%

BP Amoco PLC sponsored ADR        55,996                          3,167,274

Chevron Corp.                     56,410                          4,784,273

Exxon Mobil Corp.                 152,616                         11,980,356

Kerr-McGee Corp.                  13,480                          794,478

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

ENERGY - CONTINUED

OIL & GAS - CONTINUED

Royal Dutch Petroleum Co. (NY     60,000                         $ 3,693,750
Shares)

Union Pacific Resources           13,243                          291,346
Group, Inc.

                                                                  24,711,477

TOTAL ENERGY                                                      35,496,322

FINANCE - 6.8%

CREDIT & OTHER FINANCE - 4.1%

American Express Co.              273,183                         14,239,664

INSURANCE - 1.9%

Berkshire Hathaway, Inc.          2,452                           4,315,520
Class B (a)

Highlands Insurance Group,        370                             3,469
Inc. (a)

Torchmark Corp.                   83,232                          2,054,790

                                                                  6,373,779

SECURITIES INDUSTRY - 0.8%

Lehman Brothers Holdings,         18,357                          1,735,884
Inc.

Waddell & Reed Financial, Inc.:

Class A                           7,102                           233,034

Class B                           30,574                          888,557

                                                                  2,857,475

TOTAL FINANCE                                                     23,470,918

HEALTH - 19.5%

DRUGS & PHARMACEUTICALS - 13.8%

American Home Products Corp.      156,668                         9,204,245

Bristol-Myers Squibb Co.          180,666                         10,523,795

Eli Lilly & Co.                   48,608                          4,854,724

Merck & Co., Inc.                 67,238                          5,152,112

Pfizer, Inc.                      187,249                         8,987,952

Schering-Plough Corp.             177,593                         8,968,447

                                                                  47,691,275

MEDICAL EQUIPMENT & SUPPLIES
- 5.7%

Becton, Dickinson & Co.           99,468                          2,853,488

Guidant Corp. (a)                 114,574                         5,671,413

Johnson & Johnson                 107,095                         10,910,303

                                                                  19,435,204

TOTAL HEALTH                                                      67,126,479

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

INDUSTRIAL MACHINERY &
EQUIPMENT - 10.8%

ELECTRICAL EQUIPMENT - 9.1%

General Electric Co.              591,204                        $ 31,333,808

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.5%

Parker-Hannifin Corp.             135,907                         4,654,815

The Stanley Works                 28,748                          682,765

                                                                  5,337,580

POLLUTION CONTROL - 0.2%

Waste Management, Inc.            36,250                          688,750

TOTAL INDUSTRIAL MACHINERY &                                      37,360,138
EQUIPMENT

MEDIA & LEISURE - 15.2%

BROADCASTING - 0.4%

Cox Communications, Inc.          28,976                          1,320,219
Class A (a)

ENTERTAINMENT - 5.0%

Viacom, Inc. Class B              30,566                          2,084,219
(non-vtg.) (a)

Walt Disney Co.                   389,494                         15,117,236

                                                                  17,201,455

PUBLISHING - 7.1%

Gannett Co., Inc.                 107,228                         6,413,575

Harcourt General, Inc.            40,000                          2,175,000

Knight-Ridder, Inc.               60,000                          3,191,250

McGraw-Hill Companies, Inc.       139,024                         7,507,296

Media General, Inc. Class A       7,482                           363,345

Tribune Co.                       136,530                         4,778,550

                                                                  24,429,016

RESTAURANTS - 2.7%

McDonald's Corp.                  283,026                         9,322,169

TOTAL MEDIA & LEISURE                                             52,272,859

NONDURABLES - 9.7%

BEVERAGES - 3.2%

Anheuser-Busch Companies,         81,409                          6,080,235
Inc.

The Coca-Cola Co.                 83,303                          4,784,716

                                                                  10,864,951

FOODS - 1.8%

Agribrands International,         2,134                           89,495
Inc. (a)

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

NONDURABLES - CONTINUED

FOODS - CONTINUED

General Mills, Inc.               66,558                         $ 2,545,844

Sara Lee Corp.                    192,510                         3,717,849

                                                                  6,353,188

HOUSEHOLD PRODUCTS - 3.7%

Colgate-Palmolive Co.             71,695                          4,292,738

Gillette Co.                      134,571                         4,701,574

Procter & Gamble Co.              66,700                          3,818,575

                                                                  12,812,887

TOBACCO - 1.0%

Philip Morris Companies, Inc.     132,450                         3,518,203

TOTAL NONDURABLES                                                 33,549,229

RETAIL & WHOLESALE - 1.4%

APPAREL STORES - 0.2%

Payless ShoeSource, Inc. (a)      13,140                          673,425

GENERAL MERCHANDISE STORES -
0.8%

Neiman Marcus Group, Inc.         12,052                          334,443
Class B (a)

The May Department Stores Co.     100,339                         2,408,136

                                                                  2,742,579

GROCERY STORES - 0.4%

SUPERVALU, Inc.                   70,160                          1,337,425

TOTAL RETAIL & WHOLESALE                                          4,753,429

TECHNOLOGY - 13.2%

COMPUTER SERVICES & SOFTWARE
- 1.1%

Microsoft Corp. (a)               49,000                          3,920,000

COMPUTERS & OFFICE EQUIPMENT
- 8.3%

Hewlett-Packard Co.               197,999                         24,725,125

International Business            36,388                          3,986,760
Machines Corp.

                                                                  28,711,885

ELECTRONIC INSTRUMENTS - 1.7%

Agilent Technologies, Inc.        77,153                          5,690,034

ELECTRONICS - 2.1%

Motorola, Inc.                    245,718                         7,141,179

TOTAL TECHNOLOGY                                                  45,463,098

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

TRANSPORTATION - 0.2%

RAILROADS - 0.2%

Union Pacific Corp.               19,090                         $ 709,909

UTILITIES - 5.2%

CELLULAR - 0.9%

ALLTEL Corp.                      1,756                           108,762

Sprint Corp. - PCS Group          50,000                          2,975,000
Series 1 (a)

                                                                  3,083,762

GAS - 0.8%

Williams Companies, Inc.          70,040                          2,919,793

TELEPHONE SERVICES - 3.5%

Sprint Corp. - FON Group          100,000                         5,100,000

WorldCom, Inc. (a)                149,268                         6,847,670

                                                                  11,947,670

TOTAL UTILITIES                                                   17,951,225

TOTAL COMMON STOCKS                                               335,981,417
(Cost $21,168,381)

CASH EQUIVALENTS - 2.5%

                                 MATURITY AMOUNT

Investments in repurchase        $ 8,699,769                      8,695,000
agreements (U.S. Treasury
Obligations), in a joint
trading account at 6.58%,
dated 6/30/00 due 7/3/00
(Cost $8,695,000)

TOTAL INVESTMENT PORTFOLIO -                                      344,676,417
100.0%
(Cost $29,863,381)

NET OTHER ASSETS - 0.0%                                           26,019

NET ASSETS - 100%                                               $ 344,702,436


LEGEND

(a) Non-income producing

INCOME TAX INFORMATION

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $29,863,381. Net unrealized appreciation aggregated $314,813,036, of which $316,060,389 related to appreciated investment securities and $1,247,353 related to depreciated investment securities.

At December 31, 1999, the fund had a capital loss carryforward of approximately $20,000 all of which will expire on December 31, 2007.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                JUNE 30, 2000 (UNAUDITED)

ASSETS

Investment in securities, at               $ 344,676,417
value (including repurchase
agreements of $8,695,000)
(cost $29,863,381) -  See
accompanying schedule

Cash                                        705

Receivable for investments                  154,831
sold

Dividends receivable                        228,087

 TOTAL ASSETS                               345,060,040

LIABILITIES

Payable for fund shares         $ 164,349
redeemed

Accrued management fee           155,061

Other payables and accrued       38,194
expenses

 TOTAL LIABILITIES                          357,604

NET ASSETS                                 $ 344,702,436

Net Assets consist of:

Paid in capital                            $ 18,787,638

Distributions in excess of                  (63,731)
net investment income

Accumulated undistributed net               11,165,493
realized gain (loss)  on
investments

Net unrealized appreciation                 314,813,036
(depreciation) on investments

NET ASSETS, for 1,257,914                  $ 344,702,436
shares outstanding

NET ASSET VALUE, offering                   $274.03
price and redemption price
per share ($344,702,436
(divided by) 1,257,914
shares)

STATEMENT OF OPERATIONS
                             SIX MONTHS ENDED JUNE 30,
                                      2000 (UNAUDITED)

INVESTMENT INCOME                          $ 1,970,749
Dividends

Interest                                    259,401

 TOTAL INCOME                               2,230,150

EXPENSES

Management fee                 $ 915,967

Transfer agent fees             115,612

Accounting fees and expenses    380

Non-interested trustees'        721
compensation

Custodian fees and expenses     4,268

Audit                           15,534

Legal                           604

Miscellaneous                   79

 Total expenses before          1,053,165
reductions

 Expense reductions             (4,284)     1,048,881

NET INVESTMENT INCOME                       1,181,269

REALIZED AND UNREALIZED GAIN                11,185,635
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                    (8,996,969)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                             2,188,666

NET INCREASE (DECREASE) IN                 $ 3,369,935
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 SIX MONTHS ENDED JUNE 30,  YEAR ENDED DECEMBER 31, 1999
                                 2000 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 1,181,269                $ 3,055,002
income

 Net realized gain (loss)         11,185,635                 33,215,397

 Change in net unrealized         (8,996,969)                (655,818)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       3,369,935                  35,614,581
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (1,267,264)                (3,058,436)
from net investment income

Share transactions

 Reinvestment of distributions    314,979                    891,613

 Cost of shares redeemed          (11,964,672)               (37,886,876)

 NET INCREASE (DECREASE) IN       (11,649,693)               (36,995,263)
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       (9,547,022)                (4,439,118)
IN NET ASSETS

NET ASSETS

 Beginning of period              354,249,458                358,688,576

 End of period (including        $ 344,702,436              $ 354,249,458
under (over) distribution of
 net investment income of
$(63,731) and $22,264,
respectively)

OTHER INFORMATION
Shares

 Issued in reinvestment of        1,160                      3,392
distributions

 Redeemed                         (44,886)                   (144,471)

 Net increase (decrease)          (43,726)                   (141,079)


FINANCIAL HIGHLIGHTS

                               SIX MONTHS ENDED JUNE 30, 2000  YEARS ENDED DECEMBER 31,

                               (UNAUDITED)                     1999                      1998       1997       1996

SELECTED PER-SHARE DATA

Net asset value, beginning     $ 272.16                        $ 248.62                  $ 211.50   $ 159.39   $ 134.59
of period

Income from Invest- ment
Operations

Net investment  income          .92 D                           2.21 D                    2.39 D     2.46 D     2.59

Net realized  and unrealized    1.95                            23.58                     37.17      52.10      25.58
gain (loss)

Total from investment           2.87                            25.79                     39.56      54.56      28.17
operations

Less Distributions

 From net investment income     (1.00)                          (2.25)                    (2.44)     (2.45)     (2.60)

From net  realized gain         -                               -                         -          -          (.77)

Total distributions             (1.00)                          (2.25)                    (2.44)     (2.45)     (3.37)

Net asset value,  end of       $ 274.03                        $ 272.16                  $ 248.62   $ 211.50   $ 159.39
period

TOTAL RETURN B, C               1.06%                           10.41%                    18.74%     34.33%     21.00%

RATIOS AND SUPPLEMENTAL DATA

Net assets,  end of period     $ 344,702                       $ 354,249                 $ 358,689  $ 320,091  $ 255,136
(000 omitted)

Ratio of expenses  to average   .62% A                          .62%                      .62%       .63%       .64%
 net assets

Ratio of expenses  to average   .62% A                          .62%                      .62%       .63%       .63% E
 net assets after expense
reductions

Ratio of net invest- ment       .70% A                          .84%                      1.04%      1.31%      1.72%
income to average net assets

Portfolio turnover rate         0%                              1%                        0%         0%         0%



FINANCIAL HIGHLIGHTS

                               YEARS ENDED DECEMBER 31,

                               1995

SELECTED PER-SHARE DATA

Net asset value, beginning     $ 102.72
of period

Income from Invest- ment
Operations

Net investment  income          2.45

Net realized  and unrealized    33.59
gain (loss)

Total from investment           36.04
operations

Less Distributions

 From net investment income     (2.45)

From net  realized gain         (1.72)

Total distributions             (4.17)

Net asset value,  end of       $ 134.59
period

TOTAL RETURN B, C               35.77%

RATIOS AND SUPPLEMENTAL DATA

Net assets,  end of period     $ 232,768
(000 omitted)

Ratio of expenses  to average   .63%
 net assets

Ratio of expenses  to average   .63%
 net assets after expense
reductions

Ratio of net invest- ment       2.05%
income to average net assets

Portfolio turnover rate         0%


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended June 30, 2000 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Exchange Fund (the fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue 10 million shares. Shares of the fund are not currently available for purchase. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for redemptions in kind and capital loss carryforwards.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. PURCHASES AND SALES OF INVESTMENTS.

Sales of securities other than short-term securities aggregated $11,883,518, of which $11,883,518 represents the value of securities delivered in redemption of fund shares. The realized gain of $11,185,723 on securities delivered in redemption of fund shares is not taxable to the fund. There were no purchases of securities during the period.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a fee at a rate of 1/20 of 1% per month (which is equivalent to an annual rate of 6/10 of 1%) of the fund's average net assets determined as of the close of business on each business day throughout the month. In addition, under the Management Contract, FMR provides portfolio accounting and bookkeeping services to the fund and determines the net asset value per share of the fund. The management fee is subject to a reduction to the extent that the monthly average net assets of all mutual funds advised by FMR exceed $4 billion in any month. The management fee payable by the fund on its portion of the excess is reduced by 10%. For the period, the management fee was equivalent to an annualized rate of .54% of average net assets.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .07% of average net assets.

5. EXPENSE REDUCTIONS.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $10 and $4,274, respectively, under these arrangements.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FAST(registered trademark))

1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.


5 To change your PIN.

*0 To speak to a Fidelity representative.

BY PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

INVESTMENT ADVISER
Fidelity Management &
Research Company
Boston, MA

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Maria F Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Michael Cook
Abigail P. Johnson
Marie L. Knowles

* INDEPENDENT TRUSTEES

EXC-SANN-0800  108696
1.705567.102

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

FIDELITY'S GROWTH AND INCOME FUNDS
Balanced Fund
Convertible Securities Fund
Equity-Income Fund
Equity-Income II Fund
Fidelity (registered trademark) Fund
Global Balanced Fund
Growth & Income Portfolio
Growth & Income II Portfolio
Puritan(registered trademark) Fund
Real Estate Investment Portfolio
Utilities Fund

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions
 and Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FAST(registered trademark))    1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com